UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 20, 2026 (the “Effective Date”), USBC, Inc. (the “Company”) entered into a strategic partnership agreement (the “Agreement”) with Vast Bank, N.A., a national banking association (“Vast Bank”) and Uphold HQ Inc., a South Carolina corporation (“Uphold”). The Agreement provides for the parties to combine efforts in a strategic relationship that will allow customers of Uphold to participate in the tokenized deposit network operated by USBC to access banking services provided by Vast Bank (the “Program”).

The Agreement also provides that beginning on the first date of the commercial launch of the Program to the general public (“General Launch”) and continuing until the termination of the Agreement: (i) Uphold will make USBC and Vast Bank its exclusive partners for tokenized deposit offerings during this period and (ii) USBC and Vast Bank will not use a cryptoasset exchange, dealer, or market other than Uphold to act as a market maker or exchange for the USBC tokenized deposit program. Nothing in the Agreement limits USBC’s or Vast Bank’s ability to onboard additional partners, in addition to Uphold, to provide Developer Services (as defined in the Agreement).

The initial term of the Agreement commences on the Effective Date and continues through the one-year anniversary of the General Launch. The Agreement will automatically renew for successive one-year terms until terminated by one of the parties pursuant to the terms of the Agreement.

The Agreement provides that the non-binding memorandum of understanding signed by USBC, Vast Bank and Uphold in October 2025 shall be terminated in its entirety as of the Effective Date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On January 26, 2026, the Company issued a press release announcing the execution of the Agreement between USBC, Vast Bank, and Uphold. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Strategic Partnership Agreement, dated as of January 20, 2026, by and among the Company, Vast Bank and Uphold

99.1	Press Release dated as of January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: January 26, 2026	By:	/s/ Kitty Payne
	Name:	Kitty Payne
	Title:	Chief Financial Officer

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